Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

12. Commitments and Contingencies

In September 2011, the Company signed a letter of credit with Silicon Valley Bank in the amount of $525,000. The standby letter of credit is required by an agreement negotiated between Air Products and Chemicals, Inc. (Air Products) and the Company to supply hydrogen infrastructure and hydrogen to Central Grocers at their distribution center.  There are no collateral requirements associated with this letter of credit.

The Equipment Sale Agreement Addendum No. 1 between Ballard and the Company was executed on June 30, 2011. This addendum relates to a committed purchase by the Company of a total of 3,250 Ballard fuel cell stacks between the dates of July 1, 2011 and December 31, 2012. The amount of this commitment was approximately $9.4 million.  As of September 30, 2012, the Company had purchased 2,347 stacks, and has a remaining commitment of approximately $2.2 million.  In conjunction with this agreement, the Company paid a one-time non-recurring engineering fee of $450,000 to Ballard to be used at Ballard’s sole discretion for the purposes of product development, cost reduction and production implementation.  This fee is being amortized to research and development expense over a period of eighteen months.

Concentrations of credit risk with respect to receivables exist due to the limited number of select customers that the Company has initial commercial sales arrangements with and with government agencies. To mitigate credit risk, the Company performs appropriate evaluation of a prospective customer’s financial condition.

At September 30, 2012, four customers comprise approximately 79.4% of the total accounts receivable balance, with each customer individually representing 61.0%, 8.8%, 5.0%, and 4.6% of total accounts receivable, respectively.  At December 31, 2011, five customers comprise approximately 83.0% of the total accounts receivable balance, with each customer individually representing 27.0%, 17.3%, 16.4%, 12.1%, and 10.2% of total accounts receivable, respectively.

For the nine months ended September 30, 2012, contracts with three customers comprise approximately 55.5% of total consolidated revenues, with each customer representing 25.8%, 19.4%, and 10.3%, respectively.  For the nine months ended September 30, 2011, contracts with two customers and two federal government agencies comprised approximately 63.7% of total consolidated revenues, with each customer representing 22.5%, 20.7%, 10.5%, and 10.0%, respectively.

 The product and service revenue contracts we entered into generally provide a one to two-year product warranty to customers from date of installation. We currently estimate the costs of satisfying warranty claims based on an analysis of past experience and provide for future claims in the period the revenue is recognized.  Factors that affect our warranty liability include the number of installed units, estimated material costs, estimated travel, and labor costs. During the quarters ended September 30, 2012, and September 30, 2011, we adjusted our reserve for additional warranty claims arising from GenDrive component quality issues that were identified during the quarter. These are isolated quality issues that were identified in GenDrive units that are currently being used at customer sites.  These units will be retro-fitted with replacement components that will improve the reliability of our GenDrive products for our customers.

The following table summarizes product warranty activity recorded during the nine months ended September 30, 2012 and 2011:

	September 30, 2012	September 30, 2011
Beginning balance - January 1	$1,210,919	$862,480
Additions for current year deliveries	399,623	569,452
Reductions for payments made	(1,915,253)	(398,966)
Reserve Adjustment	3,273,324	561,750
Ending balance - September 30	$2,968,613	$1,594,716

17. Commitments and Contingencies

Alliances and development agreements

General Electric Company (GE) Entities: On February 27, 2006, the Company, GE MicroGen, Inc., and GE restructured their service and equity relationships by terminating the joint venture and the associated distributor and other agreements, and entering into a new development collaboration agreement. Under this agreement, the Company and GE (through its Global Research unit) agreed to collaborate on programs including, but not limited to, development of tools, materials and components that can be applied to various types of fuel cell products. The Company and GE mutually agreed to extend the terms of the development collaboration agreement such that the Company was obligated to purchase $1 million of services from GE in connection with this collaboration prior to December 31, 2009. As of December 31, 2009, the approximately $363,000 obligation remaining under the extended development collaboration agreement became due and payable; however, the Company and GE d/b/a GE Global Research entered into a Lease Agreement dated October 6, 2009 for space in the Company’s Latham, New York facility whereby the parties mutually agreed that pursuant to section 4 of the Lease Agreement the amount owed by the Company to GE under the development collaboration agreement would be offset by the rent owed by GE to the Company each month. The development collaboration agreement is scheduled to terminate on the earlier of (i) December 31, 2014 or (ii) upon the completion of a certain level of program activity. As of December 31, 2011 and 2010, approximately $110,000 and $209,000, respectively, have been recorded as accrued expenses in the consolidated balance sheets related to the development collaboration agreement.

NYSERDA: The Company has an obligation to repay the New York State Environmental Research and Development Authority (NYSERDA) according to royalty payment provisions in each of the Company’s past and present NYSERDA agreements. For sales made by a New York State manufacturer, the Company must pay a royalty to NYSERDA at a rate of 0.5% of net sales of products developed under the NYSERDA programs; or, for a non-new York State manufacturer, the Company must pay a royalty to NYSERDA at a rate of 3% of net sales. The royalty payments are currently calculated at 0.5% of net sales of our GenCore and GenSys products because we are a New York State manufacturer and both of these products were developed using some percentage of NYSERDA monies. The Company’s maximum liability under the NYSERDA royalty provisions is one times the aggregate total amount of monies received from NYSERDA. If the total amount received from NYSERDA under an individual agreement is not paid back in royalties to NYSERDA within fifteen (15) years from the date of that individual agreement, then that amount is deducted from the aggregate total amount due under the royalty provisions. For the years ended December 31, 2011 and December 31, 2010, amounts payable under this agreement were approximately $5,000 and $4,000, respectively.

Leases

As of December 31, 2011 and 2010, the Company has no capital leases outstanding. The Company has several non-cancelable operating leases, primarily for hydrogen infrastructure and fork lift trucks that expire over the next five years. Portions of certain properties are subleased for periods expiring in various years through 2011.

Future minimum lease payments under non-cancelable operating leases (with initial or remaining lease terms in excess of one year) as of December 31, 2011 are:

Year ending December 31,	Operating leases
2012	$730,531
2013	522,557
2014	327,740
2015	316,823
2016 and thereafter	1,016,317
Total future minimum lease payments	$2,913,968

Minimum future rental income receivable under subleases from non-cancelable operating leases were $0 and $153,932 as of December 31, 2011 and 2010, respectively.

Rental expense for all operating leases for the years ended December 31, 2011, 2010 and 2009 were as follows:

	2011	2010	2009
Minimum rentals	$887,000	$2,153,000	$1,819,000
Sublease rental income	(161,000)	(269,000)	(5,000)
	$726,000	$1,884,000	$1,814,000

Concentrations of credit risk

Concentrations of credit risk with respect to receivables exist due to the limited number of select customers that the Company has initial commercial sales arrangements with and government agencies. To mitigate credit risk, the Company performs appropriate evaluation of a prospective customer’s financial condition.

At December 31, 2011, five customers comprise approximately 83.0% of the total accounts receivable balance, with each customer individually representing 27.0%, 17.3%, 16.4%, 12.1% and 10.2% of total accounts receivable, respectively. At December 31, 2010, five customers comprise approximately 83.6% of the total accounts receivable balance, with each customer individually representing 33.7%, 33.5%, 6.7%, 6.0% and 3.6% of total accounts receivable, respectively.

For the year ended December 31, 2011, contracts with three customers comprise approximately 39.0% of total consolidated revenues, with each customer individually representing 14.5%, 14.0% and 10.5%, of total consolidated revenues, respectively.  For the year ended December 31, 2010, contracts with two customers and one federal government agency comprised 42.0% of total consolidated revenues, with each customer individually representing 18.7%, 10.0% and 13.3% of total consolidated revenues, respectively.

The Company has cash deposits in excess of federally insured limits. The amount of such deposits is essentially all cash at December 31, 2011.

Employment Agreements

The Company is party to employment agreements with certain executives which provide for compensation and certain other benefits. The agreements also provide for severance payments under certain circumstances.

Early Commercial Purchase Agreement

On October 15, 2007, the Company and Wal-Mart Stores East, LP (Wal-Mart) signed an Early Commercial Purchase Agreement for GenDrive units. Under this agreement, the Company has certain commitments to provide for the maintenance/service of the units sold as well as supply of hydrogen to Wal-Mart for up to seven years from the date of commissioning. The Company also provides certain indemnifications related to this agreement to Walmart.

Hydrogen Payment Agreement

Pursuant to the agreement negotiated between Air Products and the Company to supply hydrogen infrastructure and hydrogen to Central Grocers at their distribution center, the Company has an obligation to purchase hydrogen from and pay a monthly service charge of $23,300 for hydrogen infrastructure to Air Products for the full term of the contract. Amendment No. 1 to the Hydrogen Payment Agreement became effective April 1, 2010 and increased the monthly service charge to $25,971 to accommodate for the addition of two dispensers and associated piping.